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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 13, 2002
(August 13, 2002)

WESTERN GAS RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10389	84-1127613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 N. Pecos Street Denver, Colorado		80234-3439
(Address of principal executive offices)		(Zip Code)

(303) 452-5603
(Registrant's telephone number, including area code)

No Changes
(Former name or former address, if changed since last report).

ITEM 9. REGULATION FD DISCLOSURE

        On August 13, 2002, each of the Chief Executive Officer, Peter A. Dea, and Chief Financial Officer, William J. Krysiak, of Western Gas Resources, Inc., submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

        A copy of each of these statements is attached hereto as Exhibit 99.2 and 99.3.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN GAS RESOURCES, INC. (Registrant)
Date: August 13, 2002	By:	/s/ WILLIAM J. KRYSIAK William J. Krysiak Vice President—Finance (Principal Financial and Accounting Officer)

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  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES